[LOGO] MFS (SM)
INVESTMENT MANAGEMENT
We invented the mutual fund(SM)

                                  MFS(R) WORLD
                                  EQUITY FUND
                                  SEMIANNUAL REPORT o APRIL 30, 1998
[graphic omitted]

                                 IN MEMORIAM

                               A. KEITH BRODKIN
                                 1935 - 1998
                     CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                        MFS INVESTMENT MANAGEMENT(SM)

[Photo of A. Keith Brodkin]    On February 2, 1998, Keith Brodkin, a friend and
                               leader to everyone at MFS, died unexpectedly at age 62. His thoughtful letters to shareholders on the markets and economy have been an integral part of MFS shareholder reports like this one for many years.

Keith joined MFS in 1970 as the firm's first fixed-income manager, managing the bond portion of MFS(R) Total Return Fund. He went on to manage our first pure bond fund, MFS(R) Bond Fund, when it was introduced in 1974, and he was considered a pioneer in the art of active bond management.

Keith was named President and Chief Investment Officer of MFS in 1987 and four years later became Chairman and Chief Executive Officer. During his stewardship, MFS has achieved significant growth in total assets under management, rising from some $25 billion in 1991 to the over $80 billion today entrusted to us by three million individual and institutional investors worldwide. Under Keith's leadership, MFS has carefully but steadily built its domestic and international investment capabilities through the introduction of a range of new products and a still-growing staff that now numbers over 100 equity and fixed-income professionals.

Throughout his career, Keith was very active in a wide range of charitable endeavors. He is survived by his wife and three children.

His leadership, friendship, and wise counsel will be sorely missed.

TABLE OF CONTENTS

Letter from the Chairman ..................................................  2
A Discussion with the Portfolio Manager ...................................  4
Portfolio Manager's Profile ...............................................  8
Fund Facts ................................................................  9
Performance Summary .......................................................  9
Portfolio Concentration ................................................... 11
Portfolio of Investments .................................................. 12
Financial Statements ...................................................... 18
Notes to Financial Statements ............................................. 26
Trustees and Officers ..................................................... 33

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HIGHLIGHTS
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o   FOR THE SIX MONTHS ENDED APRIL 30, 1998, CLASS A SHARES OF THE FUND PROVIDED
    A TOTAL RETURN AT NET ASSET VALUE OF 19.13%, CLASS B SHARES 18.85%, CLASS C SHARES 18.71%, AND CLASS I SHARES 19.34%. (SEE PERFORMANCE SUMMARY FOR MORE INFORMATION.)

o THE FUND HAS BENEFITED FROM STRONG PERFORMANCE IN SEVERAL OF THE MARKETS IN WHICH IT INVESTS, PARTICULARLY IN EUROPE, AS WELL AS FROM GOOD PERFORMANCE BY SEVERAL OF ITS LARGER HOLDINGS.

o THE FUND'S GEOGRAPHIC ALLOCATIONS HAVE CHANGED LITTLE, WITH THE UNITED STATES MOVING FROM APPROXIMATELY 33% OF THE PORTFOLIO SIX MONTHS AGO TO 36% AND EUROPE GOING FROM 40% TO 43%. OFFSETTING THESE INCREASES, THE ASIA/ PACIFIC WEIGHTING HAS GONE FROM 20% OF THE PORTFOLIO TO 15%.

o THE FUND'S LARGEST INDUSTRY SECTOR IS FINANCIAL SERVICES, IN WHICH COMPANIES IN EUROPE AND THE UNITED STATES HAVE BENEFITED FROM A COMBINATION OF FALLING INTEREST RATES AND CONSOLIDATION, WHICH HAS CREATED A VERY FAVORABLE ENVIRONMENT.

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NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders:

With the U.S. stock market well into its fourth year of record-breaking advances, it is necessary to take a cautious outlook. By most commonly accepted measures, equity valuations appear to have risen to a point at which the stock market has become more vulnerable to changes in the investment environment such as rising inflation and interest rates or a slowing economy. As a result, while we continue to hold a favorable long-term outlook for the equity markets, we also believe that a market correction is possible in the near term. In such a correction, equity prices would remain relatively flat or decline, possibly for an extended period.

Currently, equity investors seem to be primarily focused on interest rates, which have been relatively stable for several months as inflation has remained low. In an environment of low interest rates, stocks become more attractive than most fixed-income investments, while low inflation helps control companies' costs, such as for raw materials, wages, and benefits. The near-term outlook for a continuation of this environment appears relatively favorable. However, this year has seen a marked slowdown in corporate earnings. This means that as equity prices continue to rise, price-to-earnings (P/E) ratios, or the amount an investor pays for a stock in relation to the company's earnings per share, also go up. A year ago, the average P/E ratio for stocks in the unmanaged Standard & Poor's 500 Composite Index stood at approximately 21; this spring, the average P/E was 33% higher, at about 28. In some cases, such as with some of the newer companies associated with the Internet, P/Es have soared to levels that are unlikely to be sustained.

As long as interest rates remain low and the economy continues to grow, it is possible that some of these valuations can be supported. We expect corporate earnings to grow 8% to 10% this year. However, just as no one can predict market cycles, so too no one can predict economic cycles -- except to say that these cycles do exist and that an economic slowdown at some point is inevitable.

Given this reality, we believe it is prudent to remind investors of the need to take a long-term view and to diversify their investments across a range of asset classes, including mutual funds that focus on bonds and international investments as well as on the U.S. stock market. The likelihood of an eventual market correction also makes it important for us to use original, bottom-up research to find companies that we think can keep growing or gain market share in the face of the occasional downturn. To help achieve this, and to provide the broadest possible coverage of industry sectors and individual companies, MFS continues to increase its number of full-time research analysts. These analysts thoroughly investigate each company's earnings potential and position in its industry as well as the overall prospects for that industry.

MFS also uses active portfolio management on the fixed-income side, taking advantage of our extensive research and credit analysis to help reduce the potential for price declines and enhance the opportunity for appreciation. Every year, both fixed-income and equity managers meet with thousands of credit issuers and companies. They also attend many presentations, closely follow sources of industry research, and keep track of competitors.

We believe that applying this discipline of thorough, bottom-up research to both the equity and fixed-income markets is the best way to provide favorable long-term performance for our shareholders -- regardless of changes in the overall market environment.

We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey Shames

    Jeffrey L. Shames
    Chairman and Chief Executive Officer
    MFS Investment Management

    May 14, 1998

JEFFREY L. SHAMES, A GRADUATE OF WESLEYAN UNIVERSITY AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT, JOINED MFS IN 1983. AFTER FOUR YEARS AS AN INDUSTRY ANALYST AND PORTFOLIO MANAGER, HE WAS NAMED CHIEF EQUITY OFFICER IN 1987 AND PRESIDENT AND A MEMBER OF THE BOARD OF DIRECTORS IN 1993. MR. SHAMES WAS APPOINTED CHAIRMAN AND CHIEF EXECUTIVE OFFICER IN FEBRUARY 1998.

A DISCUSSION WITH THE PORTFOLIO MANAGER

[Photo of David R. Mannheim]
     David R. Mannheim

For the six months ended April 30, 1998, Class A shares of the Fund provided a total return of 19.13%, Class B shares 18.85%, Class C shares 18.71%, and Class I shares 19.34%. These returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 19.08% return for the Morgan Stanley Capital International (MSCI) World Index, a broad, unmanaged index of global equities.

Q.  COULD YOU DISCUSS THE FUND'S RECENT PERFORMANCE?

A. First of all, the markets in which we invest have been very strong, while several of the Fund's larger holdings have performed well. The early fallout from the Asian turmoil at the end of October represented a low point for the U.S. and European markets during the period. The Pacific region, including Japan, had the same initial drop, but it hasn't done anything since then. The MSCI World Index was up about 34% in local currency terms during the period, the United States was up about 23%, as measured by the Standard & Poor's 500 Composite Index, an unmanaged index of common stock total return performance, and the MSCI Pacific Index was down about 1%. That's been going on for a while, so the Pacific piece of the MSCI World Index is getting smaller and smaller. If you look at major currencies over the past six months, the yen weakened 10% against the dollar, the German mark weakened 4%, and the Swiss franc weakened 7%, while the British pound was about flat. Also, the smaller-country Asian currencies were very weak. So currencies have continued to be a drag on performance. In terms of specific stocks, a number of the Fund's larger holdings, including United Healthcare, Viacom, Henkel, and Anglo Irish Bank, were strong contributors.

Q. IN GENERAL, HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT OF THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?

A. The period started off with the uncertainty surrounding Asia, with the end of October representing the bottom for most markets. Since then, corporate earnings in developed markets have not been overly impacted by Asia and inflation has continued to come down, partly due to the crisis. So the environment for equities has remained very favorable. Companies are delivering strong earnings, and the stock markets have reacted favorably.

Q.  LET'S TALK ABOUT SOME OF THE MAJOR MARKETS IN WHICH THE FUND IS INVESTED.

A. The equity allocation to the Americas hasn't changed very much. It was 40% six months ago; it's now 42%. The United States represented approximately 33% of the portfolio six months ago; it's now 36%, while Europe has gone from 40% to 43%. Offsetting these increases, the Asia/Pacific weighting has gone from 20% of the portfolio to 15%. Most of that came out of Japan, which went from 14% to 9%. Our position in Southeast Asia hasn't changed much and, in fact, is higher in certain places, like Malaysia. The main reason for the overweighting in Europe is because that's where we're finding better ideas. Earnings growth is accelerating in Europe, particularly on the continent, while we see earnings decelerating in the United States. Also, valuations are slightly cheaper in Europe than they are in the United States and Japan.

Q.  HOW MIGHT THE ASIAN CRISIS CHANGE THE INVESTMENT LANDSCAPE?

A. One effect would be slowing global growth, which we believe will happen. Markets in Asia have declined dramatically, both in local currency and in dollar terms. We are worried about companies that might be overexposed to Asia but, on the other hand, a lot of good stocks have sold off because of their Asian exposure. So we're looking for opportunities, trying to evaluate the fundamentals for each company and determine what the fallout from Asia might be.

Q.  DO YOU SEE A MAJOR IMPROVEMENT IN ASIA ANYTIME SOON?

A. We can't predict whether those economies are going to bottom out in the next year or two, but we think earnings estimates for many of the companies there are still too high for the coming year. However, by focusing on individual companies, we do see opportunities. We do see a light at the end of the tunnel, but we don't know how far away the light is.

Q.  WHAT'S IN LATIN AMERICA?

A. We've been relatively neutral on Latin America, given the effect of the Asian crisis on emerging markets. Today, we have just under 4% of equities in Latin America, whereas six months ago we were at 3%, so it's come up a little. For the first time, we've added Brazil, but while it's now the largest Latin American position in the Fund, it still only comprises 2% of the portfolio.

Q. THE FUND'S LARGEST INDUSTRY SECTOR IS FINANCIAL SERVICES. WHY DO YOU LIKE THIS INDUSTRY?

A. While financial services is the largest sector in the Fund, it still is underweighted relative to the MSCI World Index. However, both in Europe and the United States, these companies have benefited from a combination of falling interest rates and consolidation, which has created a very favorable environment. The United States is ahead of Europe in terms of consolidation, but we're seeing a lot more of it in Europe, both within and among various markets as well as between banks and insurance companies.

Q. COULD YOU TALK ABOUT SOME STOCKS OR COUNTRIES THAT PERFORMED BETTER THAN YOU EXPECTED?

A. In the United States, there were a number of outperformers, two of which were among our larger holdings. United Healthcare was up about 50% during the period, and Viacom was up 90%. So they were significant contributors. We had several other holdings that were also up significantly, including Cadence Design Systems and Computer Sciences in the United States. In Europe, Henkel, a German consumer goods company, was up 54%, Anglo Irish Bank was up 66%, and Union des Assurances des Federales, a French insurance company, was up 45%. Some of the Fund's Asian holdings also performed very well, although they were smaller positions. For example, Li & Fung, a Hong Kong wholesaler, was up 64%. Wing Hang Bank in Hong Kong was up 13% for the six months, but for the last three months of that period it was up 100%.

Q.  NOW, WHAT ABOUT SOME STOCKS THAT DIDN'T DO AS WELL AS YOU WOULD HAVE LIKED?

A. A few of our larger U.S. holdings underperformed, such as AmeriSource Health, which was down 7%, while Kimberly Clark was flat and Hilton Hotels was up just 7%. Rite Aid, the fourth largest holding in the Fund, was up 10%, while the market was up 20%. Japan, meanwhile, has been a two-tiered market in which the globally competitive companies in sectors such as electronics and autos have done very well over the past couple of years, while domestically oriented companies have underperformed. However, in January the reverse happened, with all the domestically oriented companies making big gains. There was some hope that reform measures announced around that time would help the domestic economy, but it hasn't happened, so these stocks have come back down. We have no exposure to those companies, so the Fund underperformed the MSCI World Index in January. While we own some stocks in Southeast Asia, we're not banking on an upturn in the short term. We're looking ahead two or three years, when we expect the fundamentals to be much better, especially considering today's valuations, which are very compelling.

Q. WHAT DO YOU SEE AS THE BIGGEST RISKS TO YOUR MARKETS AND THE FUND GOING FORWARD?

A. The obvious concern is whether anything might lead to higher inflation and, therefore, higher interest rates. We don't expect that because the companies we talk to don't foresee having pricing power. That's the main concern, because economic growth has remained strong in Europe and the United States. However, if the Federal Reserve Board or central banks in Europe get concerned that this growth could lead to inflation, that could lead to higher interest rates.

Q.  WHAT KIND OF INVESTMENT ENVIRONMENT DO YOU SEE FOR THE REST OF 1998?

A. We do not expect the above-average returns in the equity markets we've seen in the past few years and so far in 1998 to continue. That being said, we still see very little inflationary pressure, which means interest rates should stay low, and that should support valuations. In certain markets, such as continental Europe, earnings growth is accelerating. In others, such as the United States, earnings growth might be decelerating, but it's still high by historical standards, which should continue to drive stock prices.

 /s/ David Mannheim

     David R. Mannheim
     Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

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PORTFOLIO MANAGER'S PROFILE
-------------------------------------------------------------------------------

DAVID R. MANNHEIM IS A SENIOR VICE PRESIDENT OF MFS(R) INVESTMENT
MANAGEMENT(SM) AND PORTFOLIO MANAGER OF MFS(R) WORLD EQUITY FUND, MFS(R) INTERNATIONAL GROWTH FUND, MFS(R) WORLD ASSET ALLOCATION FUND, MFS(R) MERIDIAN(SM) GLOBAL EQUITY FUND, MFS(R) WORLD GROWTH FUND, THE INTERNATIONAL SERIES, THE WORLD GROWTH SERIES, AND THE WORLD ASSET ALLOCATION SERIES OFFERED THROUGH MFS/SUN LIFE ANNUITY PRODUCTS.

MR. MANNHEIM JOINED MFS IN 1988 AND WAS NAMED AN INVESTMENT OFFICER IN 1990, ASSISTANT VICE PRESIDENT IN 1991, VICE PRESIDENT AND PORTFOLIO MANAGER OF MFS WORLD EQUITY FUND IN 1992, AND SENIOR VICE PRESIDENT IN 1997.

HE IS A GRADUATE OF AMHERST COLLEGE AND THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY SLOAN SCHOOL OF MANAGEMENT.

FUND FACTS

OBJECTIVE:                SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN
                          STOCKS OF U.S. AND NON-U.S. ISSUERS.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    DECEMBER 29, 1986

CLASS INCEPTION:          CLASS A  SEPTEMBER 7, 1993
                          CLASS B  DECEMBER 29, 1986
                          CLASS C  JANUARY 3, 1994
                          CLASS I  JANUARY 2, 1997

SIZE:                     $588.8 MILLION NET ASSETS AS OF APRIL 30, 1998

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Investment results reflect the percentage change in net asset value, including reinvestment of dividends.

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH APRIL 30, 1998

CLASS A
                                                   6 Months       1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             +19.13%      +30.79%       +85.04%      +132.78%        +226.18%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --        +30.79%       +22.77%      + 18.41%        + 12.55%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --        +23.27%       +20.37%      + 17.02%        + 11.89%
--------------------------------------------------------------------------------------------------------------------

CLASS B
                                                   6 Months       1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             +18.85%      +29.84%       +80.78%      +123.21%        +212.81%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --        +29.84%       +21.82%      + 17.42%        + 12.08%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --        +25.84%       +21.14%      + 17.21%        + 12.08%
--------------------------------------------------------------------------------------------------------------------
CLASS C
                                                   6 Months       1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             +18.71%      +29.80%       +80.87%      +123.78%        +213.65%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --        +29.80%       +21.84%      + 17.48%        + 12.11%
--------------------------------------------------------------------------------------------------------------------
SEC Results                                            --        +28.80%       +21.84%      + 17.48%        + 12.11%
--------------------------------------------------------------------------------------------------------------------
CLASS I
                                                   6 Months       1 Year       3 Years       5 Years   10 Years/Life
--------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                             +19.34%      +31.20%       +83.29%      +126.36%        +217.30%
--------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                            --        +31.20%       +22.38%      + 17.75%        + 12.24%
--------------------------------------------------------------------------------------------------------------------

Class A share ("A") SEC results include the maximum 5.75% sales charge. Class B share ("B") SEC results reflect the applicable contingent deferred sales charge
(CDSC), which declines over six years from 4% to 0%. Class C shares ("C") have no initial sales charge but, like B, have higher annual fees and expenses than
A. C SEC results reflect the 1% CDSC applicable to shares redeemed within 12 months. Class I shares ("I") have no sales charge or Rule 12b-1 fees and are only available to certain institutional investors.

A and C results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of A and C. Because operating expenses of A are lower than those of B, A performance generally would have been higher than B performance. Operating expenses of C are not significantly different from those of B. The B performance included in the A SEC performance has been adjusted to reflect the maximum initial sales charge generally applicable to A rather than the CDSC generally applicable to B. The C SEC performance has been adjusted to reflect the lower CDSC generally applicable to C rather than the CDSC generally applicable to B.

I results include the performance and the operating expenses (e.g., Rule 12b-1 fees) of B for periods prior to the inception of I. Because operating expenses of B are greater than those of I, I performance generally would have been higher than B performance. The B performance included in the I performance has been adjusted to reflect the fact that I have no CDSC.

Peformance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

Investments in foreign and emerging market securities may provide superior returns but also involve greater risk than U.S. investments. Investments in foreign and emerging market securities may be favorably or unfavorably affected by changes in interest rates and currency exchange rates, market conditions, and the economic and political conditions of the countries where investments are made. These risks may increase share price volatility.

PORTFOLIO CONCENTRATION AS OF APRIL 30, 1998

LARGEST STOCK SECTORS

Financial Services               20.9%
Other Sectors                    19.2%
Technology                       14.3%
Leisure                           8.2%
Consumer Staples                  8.1%
Retailing                         8.0%
Health Care                       7.9%
Basic Materials                   6.8%
Utilities & Communications        6.6%

For a more complete breakdown, refer to the Portfolio of Investments.

TOP 10 STOCK HOLDINGS

COMPUTER ASSOCIATES                   HENKEL KGAA  1.8%
INTERNATIONAL, INC. 3.1%              German consumer products company
U.S. computer software company
                                      INTERNATIONAL BUSINESS MACHINES CORP. 1.8%
CANADIAN NATIONAL RAILWAY CO. 2.6%    U.S. computer and business equipment
Railway and transportation company    company

AKZO NOBEL N.V.  2.4%                 VIACOM, INC.  1.7%
Dutch chemical company                U.S. entertainment, media, and publishing
                                      company
RITE AID CORP.  2.3%
U.S. drug store chain                 BENCKISER N.V.  1.7%
                                      Dutch cleaning products manufacturer
BRITISH AEROSPACE PLC  2.0%
British defense and aircraft          SYNOPSYS, INC.  1.6%
company                               U.S. semiconductor design company

PORTFOLIO OF INVESTMENTS (Unaudited) -- April 30, 1998

Stocks - 90.9%
-----------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES           VALUE
-----------------------------------------------------------------------------------------------
Foreign Stocks - 57.6%
  Australia - 1.9%
    QBE Insurance Group Ltd. (Insurance)                              1,632,418    $  7,481,438
    Seven Network Ltd. (Entertainment)                                1,112,000       3,988,756
                                                                                   ------------
                                                                                   $ 11,470,194
-----------------------------------------------------------------------------------------------
  Brazil - 1.3%
    Companhia Electric est Rio de Janeiro (Utilities -
      Electric)*                                                      3,692,800    $  2,680,388
    Companhia Paranaense de Energia, ADR (Utilities -
      Electric)                                                         208,800       2,975,400
    Telecomunicacoes Brasileiras S.A., ADR
      (Telecommunications)                                               18,000       2,193,750
                                                                                   ------------
                                                                                   $  7,849,538
-----------------------------------------------------------------------------------------------
  Canada - 2.7%
    Canadian National Railway Co. (Railroads)                           217,000    $ 14,118,563
    Legacy Hotel Real Estate Investment Trust (Real
      Estate)*##                                                        304,100       1,891,502
                                                                                   ------------
                                                                                   $ 16,010,065
-----------------------------------------------------------------------------------------------
  Chile - 1.0%
    Chilectra S.A., ADR (Utilities - Electric)                          207,000    $  5,692,500
-----------------------------------------------------------------------------------------------
  Czechoslovakia - 0.3%
    Tabak AS (Tobacco)                                                    6,407    $  1,686,514
-----------------------------------------------------------------------------------------------
  Finland - 2.2%
    Huhtamaki Oy Group (Conglomerate)                                    51,400    $  2,972,898
    Pohjola Insurance Group (Insurance)                                  93,090       5,161,981
    TT Tieto Oy (Computer Software - Systems)                            25,000       4,590,357
                                                                                   ------------
                                                                                   $ 12,725,236
-----------------------------------------------------------------------------------------------
  France - 3.8%
    Renault S.A. (Automobiles)                                           49,256    $  2,284,123
    TOTAL S.A., "B" (Oils)                                               52,000       6,179,672
    Television Francaise (Broadcasting)                                  44,000       6,179,672
    Union des Assurances Federales S.A. (Insurance)                      49,500       7,741,960
                                                                                   ------------
                                                                                   $ 22,385,427
-----------------------------------------------------------------------------------------------
  Germany - 0.7%
    Adidas-Salomon AG (Apparel and Textiles)                             24,400    $  4,045,138
-----------------------------------------------------------------------------------------------
  Greece - 0.6%
    Hellenic Telecommunication Organization S.A., GDR
      (Telecommunications)                                              113,800    $  3,261,368
-----------------------------------------------------------------------------------------------
  Hong Kong - 1.0%
    Li & Fung Ltd. (Wholesale)                                        1,204,000    $  2,020,265
    Liu Chong Hing Bank (Banks and Credit Cos.)                         645,000         903,291
    Peregrine Investment Holdings (Finance)*                            902,000               0
    Wing Hang Bank Ltd. (Banks and Credit Cos.)                       1,114,600       3,136,274
                                                                                   ------------
                                                                                   $  6,059,830
-----------------------------------------------------------------------------------------------
  Ireland - 1.4%
    Anglo Irish Bank Corp. PLC (Banks and Credit Cos.)*               3,180,748    $  8,506,081
-----------------------------------------------------------------------------------------------
  Italy - 1.4%
    Banca Carige S.p.A. (Banks and Credit Cos.)                         321,000    $  3,043,770
    ERG S.p.A. (Oils)*                                                  532,600       2,299,642
    Telecom Italia S.p.A., Saving Shares
      (Telecommunications)                                              724,000       2,627,526
                                                                                   ------------
                                                                                   $  7,970,938
-----------------------------------------------------------------------------------------------
  Japan - 8.7%
    Canon, Inc. (Office Equipment)                                      238,000    $  5,617,102
    Eisai Co. Ltd. (Pharmaceuticals)                                    186,000       2,664,756
    Kinki Coca-Cola Bottling Co. (Beverages)                            119,000       1,399,789
    Kirin Beverage Corp. (Beverages)                                    239,000       4,667,546
    Nitto Denko Corp. (Industrial Goods and Services)                   166,000       2,528,427
    NTT Data Corp. (Computer Software - Services)                            97       4,183,683
    Osaka Sanso Kogyo Ltd. (Chemicals)                                  484,000       1,003,619
    Rohm Co. (Electronics)                                               32,000       3,604,886
    Sankyo Co. Ltd. (Pharmaceuticals)                                    96,000       2,374,303
    Sony Corp. (Electronics)                                             97,500       8,094,367
    Takeda Chemical Industries (Pharmaceuticals)                        157,000       4,474,891
    TDK Corp. (Special Products and Services)                            39,000       3,076,007
    Tokyo Broadcasting System, Inc. (Broadcasting)                      219,000       2,774,242
    Ushio, Inc. (Electronics)                                           511,000       4,658,415
                                                                                   ------------
                                                                                   $ 51,122,033
-----------------------------------------------------------------------------------------------
  Malaysia - 1.2%
    New Straits Times Press Berhad (Printing and
      Publishing)                                                     1,118,000    $  1,262,258
    Tanjong PLC (Entertainment)                                       2,426,000       5,543,279
                                                                                   ------------
                                                                                   $  6,805,537
-----------------------------------------------------------------------------------------------
  Mexico - 0.1%
    TV Azteca, S.A. de C.V., ADR (Broadcasting)*                         28,500    $    530,813
-----------------------------------------------------------------------------------------------
  Netherlands - 7.0%
    Akzo Nobel N.V. (Chemicals)                                          64,000      13,016,627
    Benckiser N.V. (Consumer Goods and Services)*                       161,000       9,393,260
    IHC Caland N.V. (Marine Equipment)*                                  44,555       2,592,869
    ING Groep N.V. (Financial Services)*                                116,000       7,537,015
    Koninklijke Ahrend Groep N.V.
      (Consumer Goods and Services)*                                    120,024       4,157,601
    Royal Dutch Petroleum Co. (Oils)                                     77,200       4,259,600
                                                                                   ------------
                                                                                   $ 40,956,972
-----------------------------------------------------------------------------------------------
  Peru - 0.5%
    Telefonica del Peru S.A., ADR (Telecommunications)                  136,000    $  3,009,000
-----------------------------------------------------------------------------------------------
  Poland - 0.1%
    Bank Handlowy w Warszawie (Banks and Credit Cos.)*+                  27,500    $    510,460
-----------------------------------------------------------------------------------------------
  Portugal - 2.5%
    Banco Espirito Santo e Comercial de Lisboa S.A.
      (Banks and Credit Cos.)                                            57,500    $  2,751,196
    Banco Totta E Acores (Banks and Credit Cos.)                        196,000       7,458,699
    Portugal Telecom S.A. (Utilities - Telephone)                        86,000       4,622,173
                                                                                   ------------
                                                                                   $ 14,832,068
-----------------------------------------------------------------------------------------------
  Singapore - 1.1%
    Hong Leong Finance Ltd. (Finance)+                                1,340,000    $  2,031,586
    Overseas Union Bank (Banks and Credit Cos.)                       1,185,000       4,491,472
                                                                                   ------------
                                                                                   $  6,523,058
-----------------------------------------------------------------------------------------------
  Spain - 1.6%
    Acerinox S.A. (Iron and Steel)                                       26,000    $  4,214,187
    Repsol S.A. (Oils)                                                   93,000       5,095,807
                                                                                   ------------
                                                                                   $  9,309,994
-----------------------------------------------------------------------------------------------
  Sweden - 3.3%
    Astra AB (Pharmaceuticals)                                          285,333    $  5,677,168
    Skandia Forsakrings AB (Insurance)                                   49,000       3,412,274
    Sparbanken Sverige AB, "A" (Banks and Credit Cos.)                  205,000       6,409,561
    Volvo AB (Automobiles)                                              142,200       4,152,093
                                                                                   ------------
                                                                                   $ 19,651,096
-----------------------------------------------------------------------------------------------
  Switzerland - 2.2%
    Ciba Specialty AG (Chemicals)                                        50,235    $  6,078,435
    Clariant AG (Chemicals)                                               2,700       2,907,000
    Novartis AG (Pharmaceuticals)                                         2,361       3,903,520
                                                                                   ------------
                                                                                   $ 12,888,955
-----------------------------------------------------------------------------------------------
  United Kingdom - 10.6%
    Aegis Group PLC (Advertising)                                       104,300    $    160,381
    ASDA Group PLC (Supermarkets)                                     1,759,800       5,890,011
    Avis Europe PLC (Auto Rental)##                                     973,000       3,756,688
    British Aerospace PLC (Aerospace and Defense)*                      331,000      11,053,600
    British Petroleum PLC (Oils)*                                       484,201       7,647,822
    Capital Radio PLC (Broadcasting)                                    117,200       1,243,889
    Carlton Communicatons PLC (Broadcasting)                            292,400       2,617,081
    Diageo PLC (Food & Beverage Products)                               235,544       2,803,059
    Jarvis Hotels PLC (Restaurants and Lodging)+                        709,000       1,884,185
    Kwik-Fit Holdings PLC (Automotive Repair Centers)                   374,700       3,256,622
    Lloyds TSB Group PLC (Banks and Credit Cos.)*                       321,511       4,812,178
    LucasVarity PLC (Automotive)                                      1,763,000       7,874,995
    PowerGen PLC (Utilities - Electric)*                                302,491       4,085,113
    Tomkins PLC (Conglomerates)                                         943,000       5,547,977
                                                                                   ------------
                                                                                   $ 62,633,601
-----------------------------------------------------------------------------------------------
  Venezuela - 0.4%
    Compania Anonima Nacional Telefonos de Venezuela, ADR
      (Telecommunications)                                               73,000    $  2,445,500
-----------------------------------------------------------------------------------------------
Total Foreign Stocks                                                               $338,881,916
-----------------------------------------------------------------------------------------------
U.S. Stocks - 33.3%
  Aerospace - 1.6%
    Allied Signal, Inc.                                                  53,900    $  2,361,494
    Lockheed-Martin Corp.                                                37,000       4,120,875
    Raytheon Co., "A"                                                    52,000       2,869,750
                                                                                   ------------
                                                                                   $  9,352,119
-----------------------------------------------------------------------------------------------
  Business Machines - 2.7%
    International Business Machines Corp.                                85,000    $  9,849,375
    Sun Microsystems, Inc.*                                             142,000       5,848,625
                                                                                   ------------
                                                                                   $ 15,698,000
-----------------------------------------------------------------------------------------------
  Business Services - 1.8%
    Computer Sciences Corp.*                                             99,800    $  5,264,450
    H & R Block, Inc.                                                   124,000       5,580,000
                                                                                   ------------
                                                                                   $ 10,844,450
-----------------------------------------------------------------------------------------------
  Chemicals - 1.7%
    Air Products & Chemicals, Inc.                                       61,000    $  5,303,188
    Praxair, Inc.                                                        98,500       4,955,781
                                                                                   ------------
                                                                                   $ 10,258,969
-----------------------------------------------------------------------------------------------
  Computer Software - Systems - 5.0%
    Cadence Design Systems, Inc.*                                        91,000    $  3,304,438
    Computer Associates International, Inc.                             291,000      17,041,687
    Synopsys, Inc.*                                                     207,800       8,935,400
                                                                                   ------------
                                                                                   $ 29,281,525
-----------------------------------------------------------------------------------------------
  Consumer Goods and Services - 1.1%
    Kimberly-Clark Corp.                                                122,000    $  6,191,500
-----------------------------------------------------------------------------------------------
  Entertainment - 1.8%
    Hearst-Argyle Television, Inc.*                                      27,800    $    990,375
    Viacom, Inc., "B"*                                                  165,251       9,584,558
                                                                                   ------------
                                                                                   $ 10,574,933
-----------------------------------------------------------------------------------------------
  Financial Institutions - 1.5%
    Federal Home Loan Mortgage Corp.                                    182,000    $  8,428,875
    Heller Financial, Inc.                                                8,300         223,062
    Waddell & Reed Financial, Inc.                                        3,500          86,625
                                                                                   ------------
                                                                                   $  8,738,562
-----------------------------------------------------------------------------------------------
  Insurance - 5.2%
    CIGNA Corp.                                                          41,600    $  8,608,600
    Hartford Financial Services Group, Inc.                              46,000       5,094,500
    Nationwide Financial Services, Inc., "A"                            131,400       5,699,475
    Reliastar Financial Corp.                                           161,000       7,345,625
    Transamerica Corp.                                                   36,000       4,158,000
                                                                                   ------------
                                                                                   $ 30,906,200
-----------------------------------------------------------------------------------------------
  Medical and Health Products - 2.7%
    American Home Products Corp.                                         62,000    $  5,773,750
    AmeriSource Health Corp., "A"*                                      107,000       5,831,500
    Bristol-Myers Squibb Co.                                             42,000       4,446,750
                                                                                   ------------
                                                                                     16,052,000
-----------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 1.4%
    United Healthcare Corp.                                             120,000    $  8,430,000
-----------------------------------------------------------------------------------------------
  Printing and Publishing
    Pulitzer Publishing Co.                                               1,900    $    162,213
-----------------------------------------------------------------------------------------------
  Railroads - 0.9%
    Burlington Northern Santa Fe Railway Co.                             52,960    $  5,243,040
-----------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.1%
    Hilton Hotels Corp.                                                 207,700    $  6,633,419
-----------------------------------------------------------------------------------------------
  Stores - 3.4%
    AutoZone, Inc.*                                                     128,000    $  3,864,000
    Federated Department Stores, Inc.*                                   65,000       3,197,187
    Rite Aid Corp.                                                      397,000      12,753,625
                                                                                   ------------
                                                                                   $ 19,814,812
-----------------------------------------------------------------------------------------------
  Supermarkets - 0.9%
    Safeway, Inc.*                                                      138,000    $  5,278,500
-----------------------------------------------------------------------------------------------
  Utilities - Gas - 0.5%
    KN Energy, Inc.                                                      50,000    $  2,934,375
-----------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                  $196,394,617
-----------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $389,224,803)                                       $535,276,533
-----------------------------------------------------------------------------------------------

Rights
-----------------------------------------------------------------------------------------------
Sweden
  Mandamus AB (Real Estate)*                                            205,000    $    222,481
-----------------------------------------------------------------------------------------------

Warrants
Hong Kong
  Peregrine Investment Holdings (Finance)*
    (Identified Cost, $9,538)                                            76,900    $      --
-----------------------------------------------------------------------------------------------
Preferred Stocks - 2.6%
-----------------------------------------------------------------------------------------------
Germany - 2.6%
  Henkel KGaA (Chemicals)*                                              130,000    $ 10,142,200
  Wella AG (Cosmetics)                                                    5,700       5,193,368
-----------------------------------------------------------------------------------------------
Total Preferred Stocks (Identified Cost, $11,317,668)                              $ 15,335,568
-----------------------------------------------------------------------------------------------
Short-Term Obligations - 6.8%
-----------------------------------------------------------------------------------------------
                                                              PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-----------------------------------------------------------------------------------------------
  Federal Home Loan Bank, due 5/08/98                                   $10,000    $  9,989,578
  Federal Home Loan Mortgage Corp., due 5/07/98 - 5/15/98                12,310      12,292,549
  Federal National Mortgage Assn., due 5/13/98                            2,000       1,996,400
  General Electric Capital Corp., due 5/01/98                            15,700      15,700,000
-----------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                    $ 39,978,527
-----------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $440,530,536)                                  $590,813,109
Other Assets, Less Liabilities - (0.3)%                                              (1,986,127)
-----------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                $588,826,982
-----------------------------------------------------------------------------------------------
 *  Non-income producing security.
##  SEC Rule 144A restriction.
 + Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)

------------------------------------------------------------------------------
APRIL 30, 1998

------------------------------------------------------------------------------
Assets:

  Investments, at value (identified cost, $440,530,536)       $590,813,109
  Cash                                                               4,737
  Receivable for Fund shares sold                                8,200,789
  Receivable for investments sold                                3,188,145
  Dividends receivable                                           1,449,839
  Other assets                                                       3,031
                                                              ------------
      Total assets                                            $603,659,650
                                                              ------------
Liabilities:
  Payable for investments purchased                           $ 10,657,654
  Payable for Fund shares reacquired                             2,790,811
  Net payable for foreign currency exchange contracts
    subject to master netting agreements                         1,026,381
  Payable to affiliates -
    Management fee                                                  15,199
    Administrative fee                                                 329
    Shareholder servicing agent fee                                  1,706
    Distribution fee                                               129,499
  Accrued expenses and other liabilities                           211,089
                                                              ------------
      Total liabilities                                       $ 14,832,668
                                                              ------------
Net assets                                                    $588,826,982
                                                              ============
Net assets consist of:
  Paid-in capital                                             $428,048,883
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies               149,255,054
  Accumulated undistributed net realized gain on
    investments and foreign transactions                        12,571,570
  Accumulated net investment loss                               (1,048,525)
                                                              ------------
      Total                                                   $588,826,982
                                                              ============
Shares of beneficial interest outstanding                      26,156,865
                                                               ==========
Class A shares:
  Net asset value per share
    (net assets of $263,040,360 / 11,660,194 shares of
     beneficial interest outstanding)                           $22.56
                                                                ======
  Offering price per share (100 / 94.25)                        $23.94
                                                                ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $301,506,369 / 13,404,891 shares of
     beneficial interest outstanding)                           $22.49
                                                                ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $23,693,240 / 1,065,810 shares of
     beneficial interest outstanding)                           $22.23
                                                                ======
Class I shares:
  Net asset value, offering price, and redemption
    price per share (net assets of $587,013 / 25,970
    shares of beneficial interest outstanding)                  $22.60
                                                                ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements

Statement of Operations (Unaudited)

------------------------------------------------------------------------------
SIX MONTHS ENDED APRIL 30, 1998
------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividends                                                  $ 3,463,295
    Interest                                                       768,170
    Foreign taxes withheld                                        (348,122)
                                                               -----------
      Total investment income                                  $ 3,883,343
                                                               -----------
  Expenses -
    Management fee                                             $ 2,421,914
    Trustees' compensation                                          21,302
    Shareholder servicing agent fee                                285,247
    Distribution and service fee (Class A)                         253,774
    Distribution and service fee (Class B)                       1,346,378
    Distribution and service fee (Class C)                          97,133
    Administrative fee                                              32,415
    Custodian fee                                                  178,707
    Printing                                                        42,776
    Postage                                                         63,592
    Auditing fees                                                   21,407
    Legal fees                                                         803
    Miscellaneous                                                  222,308
                                                               -----------
      Total expenses                                           $ 4,987,756
    Fees paid indirectly                                           (25,955)
                                                               -----------
      Net expenses                                             $ 4,961,801
                                                               -----------
        Net investment loss                                    $(1,078,458)
                                                               -----------
Realized and unrealized gain (loss) on investments:
    Realized gain (loss) (identified cost basis) -
      Investment transactions                                  $12,716,880
      Foreign currency transactions                                (36,560)
                                                               -----------
        Net realized gain on investments and foreign
          currency transactions                                $12,680,320
                                                               -----------
    Change in unrealized appreciation (depreciation) -
      Investments                                              $77,603,880
      Translation of assets and liabilities in
        foreign currencies                                      (1,040,770)
                                                               -----------
        Net unrealized gain on investments and
          foreign currency translation                         $76,563,110
                                                               -----------
          Net realized and unrealized gain on
           investments and foreign currency                    $89,243,430
                                                               -----------
            Increase in net assets from operations             $88,164,972
                                                               ===========

See notes to financial statements

Statement of Changes in Net Assets
----------------------------------------------------------------------------------------------------------------
                                                           SIX MONTHS ENDED                  YEAR ENDED
                                                             APRIL 30, 1998            OCTOBER 31, 1997
                                                                (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                          $ (1,078,458)               $   (282,409)
  Net realized gain on investments and foreign
    currency transactions                                        12,680,320                  24,215,038
  Net unrealized gain on investments and foreign
    currency translation                                         76,563,110                  37,698,223
                                                               ------------                ------------
    Increase in net assets from operations                     $ 88,164,972                $ 61,630,852
                                                               ------------                ------------
Distributions declared to shareholders -
  From net investment income (Class A)                         $   (989,161)               $     --
  From net investment income (Class C)                              (12,160)                     --
  From net investment income (Class I)                              (3,499)                      --
  From net realized gain on investments and foreign
    currency transactions (Class A)                              (8,921,954)                (10,136,119)
  From net realized gain on investments and foreign
    currency transactions (Class B)                             (13,016,806)                (18,280,750)
  From net realized gain on investments and foreign
    currency transactions (Class C)                                (889,258)                   (828,520)
  From net realized gain on investments and foreign
    currency transactions (Class I)                                 (23,223)                     --
                                                               ------------                ------------
      Total distributions declared to shareholders             $(23,856,061)               $(29,245,389)
                                                               ------------                ------------
Net increase in net assets from Fund share transactions        $ 86,643,917                $120,938,001
                                                               ------------                ------------
      Total increase in net assets                             $150,952,828                $153,323,464
Net assets:
  At beginning of period                                        437,874,154                 284,550,690
                                                               ------------                ------------
At end of period (including accumulated net investment
  loss of $1,048,525 and accumulated net investment
  income of $1,034,753)                                        $588,826,982                $437,874,154
                                                               ============                ============

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED OCTOBER 31,
                                                  SIX MONTHS ENDED     -------------------------------------------------------------
                                                    APRIL 30, 1998      1997        1996        1995        1994       1993*
                                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS A
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $20.09       $18.45       $16.68       $16.95       $16.56       $15.71
                                                          ------       ------       ------       ------       ------       ------
Income from investment operations# -
  Net investment income                                   $ 0.01       $ 0.08       $ 0.07       $ 0.09       $ 0.03       $ 0.01
  Net realized and unrealized gain on
    investments and foreign currency transactions           3.61         3.49         2.60         1.37         1.13         0.84
                                                          ------       ------       ------       ------       ------       ------
Total from investment operations                          $ 3.62       $ 3.57       $ 2.67       $ 1.46       $ 1.16       $ 0.85
                                                          ------       ------       ------       ------       ------       ------
Less distributions declared to shareholders -
  From net investment income                              $(0.11)      $ --         $ --         $ --         $ --         $ --
  From net realized gain on investments and
    foreign currency transactions                          (1.04)       (1.93)       (0.90)       (1.73)       (0.70)        --
  In excess of net investment income                        --           --           --           --          (0.07)        --
                                                          ------       ------       ------       ------       ------       ------
    Total distributions declared to shareholders          $(1.15)      $(1.93)      $(0.90)      $(1.73)      $(0.77)      $ --
                                                          ------       ------       ------       ------       ------       ------
Net asset value - end of period                           $22.56       $20.09       $18.45       $16.68       $16.95       $16.56
                                                          ======       ======       ======       ======       ======       ======
Total return(+)                                           19.13%++     20.81%       16.72%       10.16%        7.03%        5.41%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                               1.63%+       1.63%        1.65%        1.61%        1.54%        1.68%+
  Net investment income                                    0.02%+       0.42%        0.38%        0.58%        0.15%        0.94%+
Portfolio turnover                                           23%          65%          83%          73%          99%          70%
Net assets at end of period (000 omitted)               $263,040     $167,390      $94,909      $52,164      $16,968       $2,076

  *For the period from the inception of Class A, September 7, 1993, through October 31, 1993.
  +Annualized.
 ++Not annualized.
  #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(+)Total return for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                YEAR ENDED OCTOBER 31,
                                                        SIX MONTHS ENDED         --------------------------------------------------
                                                          APRIL 30, 1998          1997           1996           1995         1994
                                                             (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS B
-----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                             $19.97         $18.36         $16.55         $16.78        $16.53
                                                                  ------         ------         ------         ------        ------
Income from investment operations# -
  Net investment loss                                             $(0.07)        $(0.07)        $(0.08)        $(0.05)       $(0.17)
  Net realized and unrealized gain on investments
    and foreign currency transactions                               3.63           3.46           2.60           1.37          1.13
                                                                  ------         ------         ------         ------        ------
    Total from investment operations                              $ 3.56         $ 3.39         $ 2.52         $ 1.32        $ 0.96
                                                                  ------         ------         ------         ------        ------
Less distributions declared to shareholders -
  From net investment income                                      $ --           $ --           $ --           $ --          $(0.01)
  From net realized gain on investments and
    foreign currency transactions                                  (1.04)         (1.78)         (0.71)         (1.55)        (0.70)
                                                                  ------         ------         ------         ------        ------
    Total distributions declared to shareholders                  $(1.04)        $(1.78)        $(0.71)        $(1.55)       $(0.71)
                                                                  ------         ------         ------         ------        ------
Net asset value - end of period                                   $22.49         $19.97         $18.36         $16.55        $16.78
                                                                  ======         ======         ======         ======        ======
Total return                                                      18.85%++       19.74%         15.75%          9.07%         5.91%
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                                       2.37%+         2.39%          2.45%          2.55%         2.58%
  Net investment loss                                            (0.72)%+       (0.36)%        (0.44)%        (0.35)%       (1.01)%
Portfolio turnover                                                   23%            65%            83%            73%           99%
Net assets at end of period (000 omitted)                       $301,506       $253,354       $182,139       $156,286      $175,438

 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to October 31, 1993, are based on average shares outstanding.
##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          YEAR ENDED NOVEMBER 30,
                                                    PERIOD ENDED       ----------------------------------------------------------
                                              OCTOBER 31, 1993**         1992        1991         1990         1989         1988
---------------------------------------------------------------------------------------------------------------------------------
                                                         CLASS B
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                     $13.50       $12.40       $12.94       $12.96       $11.21       $10.12
                                                          ------       ------       ------       ------       ------       ------
Income from investment operations -
  Net investment income (loss)                            $(0.10)      $(0.04)      $ 0.17       $ 0.13       $ 0.09       $ 0.14
  Net realized and unrealized gain
    (loss) on investments and foreign
    currency transactions                                   3.28         1.17        (0.37)        0.14         2.03         0.95
                                                          ------       ------       ------       ------       ------       ------
    Total from investment operations                      $ 3.18       $ 1.13       $(0.20)      $ 0.27       $ 2.12       $ 1.09
                                                          ------       ------       ------       ------       ------       ------
Less distributions declared to
  shareholders -
  From net investment income                              $ --         $ --         $ --         $ --         $(0.21)      $ --
  From net realized gain on
    investments and foreign currency
    transactions                                           (0.15)       (0.03)       (0.15)       (0.29)       (0.12)        --
  From paid in capital                                      --           --          (0.19)        --          (0.04)        --
                                                          ------       ------       ------       ------       ------       ------
    Total distributions declared to
      shareholders                                        $(0.15)      $(0.03)      $(0.34)      $(0.29)      $(0.37)      $ --
                                                          ------       ------       ------       ------       ------       ------
Net asset value - end of period                           $16.53       $13.50       $12.40       $12.94       $12.96       $11.21
                                                          ======       ======       ======       ======       ======       ======
Total return                                              23.80%++      9.13%      (1.57)%        2.02%       19.58%       10.77%
Ratios (to average net assets)/
 Supplemental data:
  Expenses                                                 2.66%+       2.91%        2.88%        2.93%        3.05%        2.48%
  Net investment income (loss)                           (0.71)%+     (0.31)%        1.35%        1.07%        0.77%        1.29%
Portfolio turnover                                           70%         110%         160%         173%         190%         276%
Net assets at end of period
  (000 omitted)                                         $145,575     $101,550      $82,890      $81,505      $50,827      $42,806

**For the eleven months ended October 31, 1993.
 +Annualized.
++Not annualized.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               YEAR ENDED OCTOBER 31,
                                                        SIX MONTHS ENDED         -------------------------------------------------
                                                          APRIL 30, 1998          1997          1996          1995         1994***
                                                             (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                                                 CLASS C
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period                             $19.78         $18.24        $16.53        $16.80        $16.75
                                                                  ------         ------        ------        ------        ------
Income from investment operations# -
  Net investment loss                                             $(0.07)        $(0.06)       $(0.06)       $(0.05)       $(0.09)
  Net realized and unrealized gain on investments
    and foreign currency transactions                               3.57           3.44          2.57          1.37          0.14
                                                                  ------         ------        ------        ------        ------
    Total from investment operations                              $ 3.50         $ 3.38        $ 2.51        $ 1.32        $ 0.05
                                                                  ------         ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                                      $(0.01)        $ --          $ --          $ --          $ --
  From net realized gain on investments and
    foreign currency transactions                                  (1.04)         (1.84)        (0.80)        (1.59)         --
                                                                  ------         ------        ------        ------        ------
    Total distributions declared to shareholders                  $(1.05)        $(1.84)       $(0.80)       $(1.59)       $ --
                                                                  ------         ------        ------        ------        ------
Net asset value - end of period                                   $22.23         $19.78        $18.24        $16.53        $16.80
                                                                  ======         ======        ======        ======        ======
Total return                                                      18.71%++       19.86%        15.82%         9.20%         0.30%++
Ratios (to average net assets)/
 Supplemental data:
  Expenses##                                                       2.40%+         2.36%         2.39%         2.49%         2.55%+
  Net investment loss                                            (0.75)%+       (0.33)%       (0.34)%       (0.31)%       (0.72)%+
Portfolio turnover                                                   23%            65%           83%           73%           99%
Net assets at end of period (000 omitted)                        $23,693        $16,658      $  7,503      $  2,908      $  1,440

***For the period from the inception of Class C, January 3, 1994, through October 31, 1994.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

FINANCIAL STATEMENTS -- continued

Financial Highlights - continued

------------------------------------------------------------------------------------------------------------------------
                                                                      SIX MONTHS ENDED                      PERIOD ENDED
                                                                        APRIL 30, 1998              OCTOBER 31, 1997****
                                                                           (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------
                                                                               CLASS I
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                           $20.14                            $17.57
                                                                                ------                            ------
Income from investment operations# -
  Net investment income                                                         $ 0.03                            $ 0.13
  Net realized and unrealized gain on investments and foreign
    currency transactions                                                         3.63                              2.44
                                                                                ------                            ------
    Total from investment operations                                            $ 3.66                            $ 2.57
                                                                                ------                            ------
Less distributions declared to shareholders -
  From net investment income                                                    $(0.16)                           $ --
  From net realized gain on investments and foreign
    currency transactions                                                        (1.04)                             --
                                                                                ------                            ------
    Total distributions declared to shareholders                                $(1.20)                           $ --
                                                                                ------                            ------
Net asset value - end of period                                                 $22.60                            $20.14
                                                                                ======                            ======
Total return                                                                    19.34%++                          14.63%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                     1.36%+                            1.38%+
  Net investment income                                                          0.05%+                            0.77%+
Portfolio turnover                                                                 23%                               65%
Net assets at end of period (000 omitted)                                       $  587                            $  472

****For the period from the inception of Class I, January 2, 1997, through October 31, 1997.
   +Annualized.
  ++Not annualized.
   #Per share data are based on average shares outstanding.
  ##The Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization

MFS World Equity Fund (the Fund) is a diversified series of MFS Series Trust VI (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code, which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

Multiple Classes of Shares of Beneficial Interest - The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates

Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 1.00% of average daily net assets.

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

              First $1 billion                           0.0150%
              Next $1 billion                            0.0125%
              Next $1 billion                            0.0100%
              In excess of $3 billion                    0.0000%

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $5,502 for the six months ended April 30, 1998.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $69,766 for the six months ended April 30, 1998, as its portion of the sales charge on sales of Class A shares of the Fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Fund's distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares. Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the Fund may determine. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $30,850 for the six months ended April 30, 1998. Fees incurred under the distribution plan during the six months ended April 30, 1998, were 0.25% of average daily net assets attributable to Class A shares on an annualized basis.

The Fund's distribution plan provides that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $27,064 and $2,022 for Class B and Class C shares, respectively, for the six months ended April 30, 1998. Fees incurred under the distribution plan during the six months ended April 30, 1998, were 1.00% of average daily net assets attributable to both Class B and Class C shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended April 30, 1998, were $2,381, $89,712, and $9,165 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.1125%. Prior to January 1, 1998, the fee was calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.13%.

(4) Portfolio Securities

Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $159,136,602 and $105,780,672, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $ 440,530,536
                                                                  -------------
Gross unrealized appreciation                                     $ 160,364,808
Gross unrealized depreciation                                       (10,082,235)
                                                                  -------------
    Net unrealized appreciation                                   $ 150,282,573
                                                                  =============

(5) Shares of Beneficial Interest

The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares
                                     SIX MONTHS ENDED APRIL 30, 1998     YEAR ENDED OCTOBER 31, 1997
                                     -------------------------------    ----------------------------
                                              SHARES          AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                               20,230,239    $427,589,821      18,465,899    $358,596,432
Shares issued to shareholders
  in reinvestment of distributions           475,821       9,011,759         527,190       9,273,215
Shares transferred to Class I                   --              --            (1,626)        (28,569)
Shares reacquired                        (17,378,407)   (368,785,570)    (15,804,320)   (307,926,288)
                                        ------------    ------------    ------------    ------------
    Net increase                           3,327,653    $ 67,816,010       3,187,143    $ 59,914,790
                                        ============    ============    ============    ============

Class B Shares
                                     SIX MONTHS ENDED APRIL 30, 1998     YEAR ENDED OCTOBER 31, 1997
                                     -------------------------------   -----------------------------
                                              SHARES          AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                                3,537,646    $ 73,056,805       9,100,603    $175,632,414
Shares issued to shareholders
  in reinvestment of distributions           642,250      12,158,577         972,341      17,122,902
Shares reacquired                         (3,461,110)    (71,015,966)     (7,308,155)   (140,432,806)
                                          ----------    ------------      ----------    ------------
    Net increase                             718,786    $ 14,199,416       2,764,789    $ 52,322,510
                                          ==========    ============      ==========    ============

Class C Shares
                                     SIX MONTHS ENDED APRIL 30, 1998     YEAR ENDED OCTOBER 31, 1997
                                     -------------------------------   -----------------------------
                                              SHARES          AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                                  676,492    $ 14,144,135         887,059    $ 17,183,627
Shares issued to shareholders
  in reinvestment of distributions            39,122         731,968          39,609         690,382
Shares reacquired                           (491,878)    (10,298,972)       (495,886)     (9,612,687)
                                             -------    ------------         -------    ------------
    Net increase                             223,736    $  4,577,131         430,782    $  8,261,322
                                             =======    ============         =======    ============

Class I Shares
                                     SIX MONTHS ENDED APRIL 30, 1998   PERIOD ENDED OCTOBER 31, 1997*
                                     -------------------------------   -----------------------------------
                                              SHARES          AMOUNT          SHARES          AMOUNT
----------------------------------------------------------------------------------------------------
Shares sold                                    2,550         $53,843          22,958        $435,115
Shares issued to shareholders
  in reinvestment of distributions             1,410          26,719            --              --
Shares transferred from Class A                 --              --             1,626          28,569
Shares reacquired                             (1,421)        (29,202)         (1,153)        (24,305)
                                               -----         -------          ------        --------
    Net increase                               2,539         $51,360          23,431        $439,379
                                               =====         =======          ======        ========

*For the period from the inception of Class I, January 2, 1997, through October
 31, 1997.

(6) Line of Credit

The Fund and other affiliated funds participate in an $805 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the six months ended April 30, 1998, was $217.

(7) Financial Instruments

The Fund trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts - Forward foreign currency purchases and sales under master netting agreements amounted to net payables of $796,875 with Deutschebank and $229,506 with Merrill Lynch at April 30, 1998.

At April 30, 1998, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

(8) Restricted Securities

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At April 30, 1998, the Fund owned the following restricted securities (constituting 0.8% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, are valued at fair value as determined in good faith by or at the direction of the Trustees.

DESCRIPTION                       DATE OF ACQUISITION        SHARE AMOUNT                COST               VALUE
-------------------------------------------------------------------------------------------------------------------
Bank Handlowy w
  Warszawie Ltd.                              6/18/97              27,500          $  297,275          $  510,460
Hong Leong Finance                  5/16/95 - 8/13/97           1,340,000           4,261,840           2,031,586
Jarvis Hotels PLC                    6/21/96 - 5/2/97             709,000           1,888,975           1,884,185
                                                                                                       ----------
                                                                                                       $4,426,231
                                                                                                       ==========

MFS(R) World Equity Fund

Trustees                                                   Secretary
                                                           Stephen E. Cavan*
Richard B. Bailey* - Private Investor;
Former Chairman and Director (until 1991),                 Assistant Secretary
MFS Investment Management                                  James R. Bordewick, Jr.*

Marshall N. Cohan - Private Investor                       Custodian
                                                           State Street Bank and Trust Company
Lawrence H. Cohn, M.D. - Chief of Cardiac Surgery,
Brigham and Women's Hospital; Professor of Surgery,        Investor Information
Harvard Medical School                                     For MFS stock and bond market outlooks,
                                                           call toll free: 1-800-637-4458 anytime from
The Hon. Sir J. David Gibbons, KBE - Chief                 a touch-tone telephone.
Executive Officer, Edmund Gibbons Ltd.
                                                           For information on MFS mutual funds, call your
Abby M. O'Neill - Private Investor                         financial adviser or, for an information kit, call
                                                           toll free: 1-800-637-2929 any business day from 9
Walter E. Robb, III - President and Treasurer,             a.m. to 5 p.m. Eastern time (or leave a message
Benchmark Advisors, Inc. (corporate financial              anytime).
consultants); President, Benchmark Consulting
Group, Inc. (office services)                              Investor Service
                                                           MFS Service Center, Inc.
Arnold D. Scott* - Senior Executive Vice President,        P.O. Box 2281
Director, and Secretary, MFS Investment Management         Boston, MA 02107-9906

Jeffrey L. Shames* - Chairman, Chief Executive             For general information, call toll free:
Officer, and Director, MFS Investment Management           1-800-225-2606 any business day from
                                                           8 a.m. to 8 p.m. Eastern time.
J. Dale Sherratt - President, Insight Resources,
Inc. (acquisition planning specialists)                    For service to speech- or hearing-impaired, call
                                                           toll free: 1-800-637-6576 any business day from 9
Ward Smith - Former Chairman (until 1994), NACCO           a.m. to 5 p.m. Eastern time. (To use this service,
Industries (holding company)                               your phone must be equipped with a
                                                           Telecommunications Device for the Deaf.) For share
Investment Adviser                                         prices, account balances, and exchanges, call toll
Massachusetts Financial Services Company                   free: 1-800-MFS-TALK (1-800-637-8255) anytime from
500 Boylston Street                                        a touch-tone telephone.
Boston, MA 02116-3741
                                                           World Wide Web
Distributor MFS Fund Distributors, Inc.                    www.mfs.com
500 Boylston Street
Boston, MA 02116-3741                                                          For the fourth year in a row,
                                                                               MFS earned a #1 ranking in the
Portfolio Manager                                          [Dalbar Logo]       DALBAR, Inc. Broker/Dealer
David R. Mannheim*                                                             Survey, Main Office Operations
                                                                               Service Quality Category. The
Treasurer                                                  firm achieved a 3.42 overall score on a scale of 1
W. Thomas London*                                          to 4 in the 1997 survey. A total of 111 firms
                                                           responded, offering input on the quality of service
Assistant Treasurers                                       they received from 29 mutual fund companies
Mark E. Bradley*                                           nationwide. The survey contained questions about
Ellen Moynihan*                                            service quality in 11 categories, including
James O. Yost*                                             "knowledge of operations contact," "keeping you
                                                           informed," and "ease of doing business" with the
                                                           firm.

*Affiliated with the Investment Adviser

                                                               -----------------
MFS(R) World Equity Fund                                           Bulk Rate
                                                                  U.S. Postage
                                                                      Paid
[Logo]                                                                MFS
INVESTMENT MANAGEMENT                                          -----------------
  We invented the mutual fund(SM)


500 Boylston Street
Boston, MA 02116-3741


[DALBAR LOGO]


(C)1998 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                   MWE-3 6/98 80M 04/204/304/804